SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 31, 1999


                      FORD CREDIT AUTO OWNER TRUST 1999-A,
                    FORD CREDIT AUTO OWNER TRUST 1999-B AND
                      FORD CREDIT AUTO OWNER TRUST 1999-C
              (Ford Credit Auto Receivables Two L.P. - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-63551             38-3295857
--------                       ---------             ----------
(State of other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



The American Road, Dearborn, Michigan            48121
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Reports relating to the Ford Credit Auto Owner Trust 1999-A, Ford Credit Auto Owner Trust 1999-B and Ford Credit Auto Owner Trust 1999-B for the Collection Period ended August 31, 1999, are attached hereto as
Exhibit 19.1, Exhibit 19.2 and Exhibit 19.3 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS
Designation          Description                             Method of
                                                              Filing
-----------          ------------                            ----------------
Exhibit 19.1        Ford Credit Auto Owner                   Filed with
                    Trust Series 1999-A                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    August 31, 1999.

Exhibit 19.2        Ford Credit Auto Owner                   Filed with
                    Trust Series 1999-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    August 31, 1999.

Exhibit 19.3        Ford Credit Auto Owner                   Filed with
                    Trust Series 1999-C                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    August 31, 1999.
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date:  September 14, 1999           By:/s/R. P. Conrad
                                    ---------------------------------
                                    Assistant Secretary

                                  EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 19.1                Ford Credit Auto Owner
                            Trust Series 1999-A
                            Servicing Report for the
                            Collection Period ended
                            August 31, 1999.

Exhibit 19.2                Ford Credit Auto Owner
                            Trust Series 1999-B
                            Servicing Report for the
                            Collection Period ended
                            August 31, 1999.


Exhibit 19.3                Ford Credit Auto Owner
                            Trust Series 1999-C
                            Servicing Report for the
                            Collection Period ended
                            August 31, 1999.